Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $0.001

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN

CANTON, MA AND NEW YORK, NY

Certificate

Number

ZQ 000000

Shares

* * 6 0 0 6 2 0 * * * * * *

* * * 6 0 0 6 2 0 * * * * *

* * * * 6 0 0 6 2 0 * * * *

* * * * * 6 0 0 6 2 0 * * *

* * * * * * 6 0 0 6 2 0 * *

Monotype Imaging

MONOTYPE IMAGING HOLDINGS INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT is the owner of

CUSIP 61022P 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE, OF

MONOTYPE IMAGING HOLDINGS INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED >

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

Chief Executive Officer and President

Secretary

SECURITY INSTRUCTIONS ON REVERSE

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4

CUSIP XXXXXX XX X Holder ID XXXXXXXXXX

Insurance Value 00.1,000,000 Number of Shares 123456

DTC 12345678901234512345678

Certificate Numbers Num/No Denom. Total.

1234567890/1234567890 111 1234567890/1234567890 222 1234567890/1234567890 333 1234567890/1234567890 444 1234567890/1234567890 555 1234567890/1234567890 666

Total Transaction 7

Monotype Imaging

MONOTYPE IMAGING HOLDINGS INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................Custodian

(Cust) (Minor)

TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act

(State)

JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -............................................Custodian (until age ................................) and not as tenants in common (Cust) .............................under Uniform Transfers to Minors Act

(Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, ____________________________hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated: __________________________________________20__________________

Signature: ____________________________________________________________

Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) Signature(s) SHOULD BE Guaranteed: GUARANTEED BY Medallion AN ELIGIBLE Guarantee GUARANTOR Stamp INSTITUTION (Banks, Stockbrokers, SIGNATURE GUARANTEE Savings and Loan MEDALLION Associations PROGRAM, and Credit PURSUANT Unions) WITH TO S. E. MEMBERSHIP C. RULE 17Ad-15. IN AN APPROVED

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING

WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.